Execution Copy

                       SUBSIDIARIES' CONSENT AND AGREEMENT

         SUBSIDIARIES' CONSENT AND AGREEMENT dated as of April 1, 2000 among the Domestic Subsidiaries party hereto (each a "Subsidiary"), the Lenders (as defined herein) and Bank of America, N.A., successor in interest to NationsBank, N.A., as Agent (in such capacity, the "Agent") for the Lenders.

         Reference is made to (a) the Credit Agreement dated as of July 31, 1996 (the "Original Credit Agreement"), among Firearms Training Systems, Inc. (the "Parent"), the financial institutions party thereto as lenders (the "Lenders") and the Agent, (b) the Pledge and Security Agreement dated as of July 31, 1996 (the "Security Agreement") among the Parent, the Subsidiaries named therein as Grantors and the Agent, (c) the Assignment and Assumption Agreement dated as of January 1, 1997 (the "Assignment and Assumption") among the Parent, FATS, Inc. (the "Borrower") and the Agent pursuant to which, in connection with the Permitted Drop Down Transaction (as defined in the Original Credit Agreement), the Parent assigned to the Borrower and the Borrower assumed from the Parent all obligations of the Parent under the Original Credit Agreement, the Security Agreement and the other Loan Documents, (d) the Supplemental Agreement dated as of October 1, 1997 (the "First Supplemental Agreement") among the Borrower, the New Subsidiary (as defined in the First Supplemental Agreement) and the Agent, pursuant to which such New Subsidiary became a Grantor under the Security Agreement, (e) the Guarantee Agreement dated as of October __, 1997 (the "Guarantee Agreement") among the Subsidiaries named therein as Guarantors and
(f) the Indemnity, Subrogation and Contribution Agreement dated as of October __, 1997 (the "Indemnity, Subrogation and Contribution Agreement") among the Borrower, the Subsidiaries named therein as Guarantors and the Agent. To induce the Lenders to enter into the Original Credit Agreement, the Subsidiaries guaranteed pursuant to the Guarantee Agreement all of the obligations of the Borrower to such Lenders under the Original Credit Agreement and secured their obligations under the Guarantee Agreement by granting a security interest in certain Collateral (as defined in the Security Agreement).

         Reference is further made to the Amended and Restated Credit Agreement dated as of October 15, 1997 (as such agreement may be supplemented, amended or modified from time to time, the "Amended and Restated Credit Agreement"), the Subsidiaries Consent and Agreement dated October 15, 1997 executed in connection therewith, and the Supplemental Agreement dated as of April 1, 1998 (the "Second Supplemental Agreement") among the Borrower, the New Subsidiary (as defined in the Second Supplemental Agreement) and the Agent, pursuant to which such New Subsidiary became a Grantor under the Security Agreement.

         The Parent, the Borrower and the Agent desire to modify, amend and restate the Amended and Restated Credit Agreement pursuant to the terms of that certain Second Amended and Restated Credit Agreement and Partial Exchange Agreement dated as of April 1, 2000 (as such agreement may be amended or modified from time to time, the "Amended Agreement").

The Parent, the Borrower and the Centre Entities desire to enter into that certain Loan Agreement and Exchange Agreement dated as of April 1, 2000 (as such Agreement may be amended or modified from time to time, the "Centre Loan Agreement" and together with the Amended Agreement, the "Agreements"). In connection with the Centre Loan Agreement, the Centre Entities have required that the Subsidiaries enter into the Subsidiaries' Guarantee Agreement (the "Centre Guarantee Agreement") dated as of the date of the Centre Loan Agreement. Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Agreement. To induce the Agent and the Lenders to enter into the Amended Agreement, and to induce the Centre Entities to enter into the Centre Loan Agreement, each Subsidiary hereby agrees as follows:

         Section 1. Consent and Agreement of Subsidiaries. (a) Each Subsidiary acknowledges that it is familiar with the contents of the Agreements. Each Subsidiary consents to the transactions contemplated by the Agreements and acknowledges and agrees that its obligations under the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, and the Security Agreement shall continue in full force and effect, taking into account the amendments contemplated by the Amended Agreement and this Consent and Agreement and taking into account the Centre Loan Agreement. In particular, each Subsidiary hereby agrees that all Obligations (as defined in the Amended Agreement) shall constitute obligations guaranteed by such Subsidiary pursuant to the Guarantee Agreement and obligations secured by such Subsidiary pursuant to the Security Agreement. Accordingly, each Subsidiary acknowledges and agrees that (i) the definition of "Guaranteed Obligations" in the Guarantee Agreement is hereby amended to include and consist of all Obligations (as defined in the Amended Agreement), (ii) the definition of "Secured Obligations" in the Security Agreement is hereby amended to include and consist of all Obligations of the Subsidiaries under the Guarantee Agreement and the Centre Guarantee Agreement (as amended by the foregoing clause (i)), (iii) any reference to the terms "Letters of Credit", "Letter of Credit Disbursements" and "Obligations" in the Security Agreement (as amended by the foregoing clauses (i) and (ii)), shall have the meaning ascribed to such terms in the Amended Agreement and (iv) any reference to the terms "Loans" and "Notes" in the Guarantee Agreement, the Centre Guarantee Agreement and the Security Agreement shall have the collective meanings ascribed to such terms in the Amended Agreement and the Centre Loan Agreement.

         (b) Each Subsidiary acknowledges and agrees that the Centre Entities have a permitted Lien on the Collateral. Each Subsidiary acknowledges and agrees that notwithstanding the Lenders' existing Lien on the Collateral, the terms or provisions of any Loan Document, or the priority of Liens on the Collateral which the law contained in any statute, code or in the common law would otherwise dictate, (i) the Lenders' Lien on the Collateral to secure the Junior Secured Loans, and the Centre Entities' Lien on the Collateral to secure the Centre Junior Secured Loans, shall be subordinate to and of inferior dignity to the Lenders' Lien on the Collateral to secure the New Revolving Loans and the Senior Secured Loans and to the Centre Entities' Lien on the Collateral to secure the Centre Senior Secured Loans; (ii) the Lenders' and the Centre Entities' first priority Liens on the Collateral secure the New Revolving Loans, the Senior Secured Loans and the Centre Senior Secured Loans on a pari passu basis; (iii) the Lenders' Lien on the Collateral securing the New Revolving Loans and the Senior Secured Loans and the Centre Entities' Lien on the Collateral securing the Centre Senior Secured Loans shall be

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

considered as having the same priority on a pari passu basis as to any proceeds realized upon any disposition of the Collateral by either the Lenders or the Centre Entities, notwithstanding the priority of any financing statement, deed of trust or other filed or recorded instrument relating thereto, and (iv) the Lenders' Lien on the Collateral securing the Junior Secured Loans and the Centre Entities' Lien on the Collateral securing the Centre Junior Secured Loans shall be considered as having the same priority on a pari passu basis as to any proceeds realized upon any disposition of the Collateral by either the Lenders or the Centre Entities, notwithstanding the priority of any financing statement, deed of trust or other filed or recorded instrument relating thereto. Any Lien of the Lenders or the Centre Entities securing any obligation other than those described above shall be subordinate to the Liens described above.

         (c) Each Subsidiary ratifies and confirms the Guarantee Agreement, the Centre Guarantee Agreement and the Security Agreement in all respects and agrees that the Collateral pledged pursuant to the Security Agreement secures all of the Obligations.

         Section 2. Effectiveness. This Consent and Agreement shall become effective on the Restructure Effective Date. On and after the Restructure Effective Date, the rights and obligations of the parties hereto shall be governed by the Security Agreement, in each case as amended and modified by this Consent and Agreement, and the other Loan Documents.

         Section 3. Integration; Confirmation. On and after the Restructure Effective Date, each reference in the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement to "this Agreement", "herein", "hereunder" or words of similar import, each reference in any other document delivered in connection with any of the Loan Documents to the "Guarantee Agreement", the "Indemnity, Subrogation and Contribution Agreement" or the "Security Agreement" or words of similar import, shall be deemed to be a reference to each such agreement as amended and modified by this Consent and Agreement. All other terms and provisions of the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. On and after the Restructure Effective Date, all references in the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Security Agreement of any other document delivered in connection therewith, to the "Credit Agreement" shall be deemed to be a collective reference to (i) the Original Credit Agreement, as amended by the Amended and Restated Credit Agreement, and as amended and restated by the Amended Agreement and (ii) the Centre Loan Agreement.

         Section 4. Representations and Warranties. All representations and warranties contained in the Agreements that relate to the Subsidiaries are true and correct.

         Section 5. Counterparts. This Consent and Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, admissible into evidence, but all such counterparts shall together constitute but one and the same Consent and Agreement. Delivery of an executed counterpart of this Consent and Agreement by telecopy shall be equally as effective as delivery of a manually executed counterpart of this Consent

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

and Agreement. Any party delivering an executed counterpart of this Consent and Agreement by telecopy shall also deliver a manually executed counterpart of this Consent and Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Consent and Agreement.

         Section 6. Governing Law. THIS CONSENT AND AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                          (Signature pages to follow.)

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

IN WITNESS WHEREOF, each party hereto has caused this Consent and Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                       DART INTERNATIONAL, INC.

                                       By: /s/ ROBERT F. MCCREDY
                                           -------------------------------------
                                       Name:   Robert F. McCredy
                                       Title:  DIRECTOR


                                       NON CENTRE ENTITIES


                                       BANK OF AMERICA, N.A., as Agent and
                                       individually as a Lender

                                       By: /s/ RICHARD FREIMUTH
                                           -------------------------------------
                                       Name:   Richard Freimuth
                                       Title:  Vice President


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:______________________________________
                                       Name:
                                       Title:


                                       FIRST SOURCE FINANCIAL LLP, by
                                       First Source Financial, Inc., as Agent/
                                       Manager

                                       By:______________________________________
                                       Name:
                                       Title:

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

IN WITNESS WHEREOF, each party hereto has caused this Consent and Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                       FSS, INC.

                                       By:______________________________________
                                       Name:
                                       Title:


                                       DART INTERNATIONAL, INC.

                                       By:______________________________________
                                       Name:
                                       Title:


                                       NON CENTRE ENTITIES

                                       BANK OF AMERICA, N.A., as Agent and
                                       individually as a Lender

                                       By:______________________________________
                                       Name:
                                       Title:


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ MICHAEL J. PORCELLO
                                           -------------------------------------
                                       Name:   Michael J. Porcello
                                       Title:  Assistant Vice President

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

                                       FIRST SOURCE FINANCIAL LLP, by
                                       First Source Financial, Inc., as Agent/
                                       Manager

                                       By: /s/ JEFFREY A. CERNY
                                           -------------------------------------
                                       Name:   Jeffrey A. Cerny
                                       Title:  Senior Vice President


                                       BHF (USA) CAPITAL CORPORATION

                                       By:______________________________________
                                       Name:
                                       Title:


                                  CENTRE ENTITIES, individually and as Lenders

                                  CENTRE CAPITAL INVESTORS II, L.P.  CENTRE
                                  CAPITAL TAX-EXEMPT INVESTORS II, L.P.
                                  CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                                  By:  Centre Partners II, L.P., as General
                                       Partner

                                  By:  Centre Partners Management LLC, as
                                       Attorney-in-Fact

                                  By:  _________________________________________
                                               Managing Director


                                  CENTRE PARTNERS COINVESTMENT, L.P.

                                  By:  Centre Partners II LLC, as General
                                       Partner

                                  By:  _________________________________________
                                               Managing Director

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

                                       FIRST SOURCE FINANCIAL LLP, by
                                       First Source Financial, Inc., as Agent/
                                       Manager

                                       By:______________________________________
                                       Name:
                                       Title:


                                       BHF (USA) CAPITAL CORPORATION

                                       By: /s/ EVON CONTOS      /s/ NINA ZHOU
                                           -------------------------------------
                                       Name:  Evon Contos           Nina Zhou
                                       Title: Managing Director     Associate


                                  CENTRE ENTITIES, individually and as Lenders

                                  CENTRE CAPITAL INVESTORS II, L.P.  CENTRE
                                  CAPITAL TAX-EXEMPT INVESTORS II, L.P.
                                  CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                                  By:  Centre Partners II, L.P., as General
                                       Partner

                                  By:  Centre Partners Management LLC, as
                                       Attorney-in-Fact

                                  By:  _________________________________________
                                               Managing Director


                                  CENTRE PARTNERS COINVESTMENT, L.P.

                                  By:  Centre Partners II LLC, as General
                                       Partner

                                  By:  _________________________________________
                                               Managing Director

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

                                       BHF (USA) CAPITAL CORPORATION

                                       By:______________________________________
                                       Name:
                                       Title:


                                  CENTRE ENTITIES, individually and as Lenders

                                  CENTRE CAPITAL INVESTORS II, L.P.  CENTRE
                                  CAPITAL TAX-EXEMPT INVESTORS II, L.P.
                                  CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                                  By:  Centre Partners II, L.P., as General
                                       Partner

                                  By:  Centre Partners Management LLC, as
                                       Attorney-in-Fact

                                  By:  /s/      [illegible]
                                       -----------------------------------------
                                               Managing Director


                                  CENTRE PARTNERS COINVESTMENT, L.P.

                                  By:  Centre Partners II LLC, as General
                                       Partner

                                  By:  /s/      [illegible]
                                       -----------------------------------------
                                               Managing Director

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